SCHEDULE B
RULE lOf-3 REPORT FORM
Record of Securities Purchased
Under the Optimum Fund Trust's Rule lOf-3
Procedures
1. Name of Fund: Optimum International Fund
2. Name of Issuer: Taiwan Semiconductor
Manufacturing Company Limited
3. Underwriter from whom purchased: Merrill Lynch,
ABN Amro, CS First Boston, JP Morgan, Goldman
Sachs
4. Affiliated Underwriter managing or participating in underwriting syndicate: Banc of America Securities
LLC
5. Aggregate principal amount of purchase by all investment companies advised by the Adviser:
500,000 shares
6. Aggregate principal amount of offering:
100,000,000 ADSs representing 500,000,000
common shares
7. Purchase price (net of fees and expenses): $10.77
8. Offering price at close of first day on which any sales were made:.$10.77
9. Date of Purchase: 11/11/03
10. Date offering commenced: 11/11/03
11. Commission, spread or profit: 1.75%
12. Have the following conditions been satisfied?
Yes
a. The securities are:
No
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government Securities;
Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)
-X-



b.
C.
d.
e.
f.
(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
The underwriting was a fmn commitment
underwriting?
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?
The issuer of the securities, except for Eligible
Municipal Securities, and its predecessors has been in continuous operation for not less than three years?
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account,with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed
25% of the principal amount of the offering; OR
(2) If the securities purchased were sold in an Eligible
Rule 144A Offefing, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of.-
(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
-X-
-N/A-
x
x
-X-
-X-
N/A


b.
C.
d.
e.
f.
(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
The underwriting was a fmn commitment
underwriting?
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?
The issuer of the securities, except for Eligible
Municipal Securities, and its predecessors has been in continuous operation for not less than three years?
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account,with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed
25% of the principal amount of the offering; OR
(2) If the securities purchased were sold in an Eligible
Rule 144A Offefing, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of.-
(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
-X-
-N/A-
x
x
-X-
-X-
N/A


b.
C.
d.
e.
f.
(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
The underwriting was a fmn commitment
underwriting?
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?
The issuer of the securities, except for Eligible
Municipal Securities, and its predecessors has been in continuous operation for not less than three years?
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account,with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed
25% of the principal amount of the offering; OR
(2) If the securities purchased were sold in an Eligible
Rule 144A Offefing, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of.-
(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
-X-
-N/A-
x
x
-X-
-X-
N/A


b.
C.
d.
e.
f.
(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
The underwriting was a fmn commitment
underwriting?
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?
The issuer of the securities, except for Eligible
Municipal Securities, and its predecessors has been in continuous operation for not less than three years?
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR
(2) If the securities purchased were sold in an Eligible
Rule 144A Offefing, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of.-
(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus





g.
h.
(1) No affiliated underwriter of the Purchasing Fund
was a direct or indirect participant in or beneficiary of
the sale; OR
(2) With respect to the purchase of Eligible Municipal
Securities, such purchase was not designated as a
group sale or otherwise allocated to the account of an
affiliated underwriter?
Information has or will be timely supplied to an
appropriate officer of the Trust for inclusion on SEC
Form N-SAR and quarterly reports to the Trust's
Board of Trustees?
x
N/A_
x
I have submitted these answers and completed this
form based on all available information.
Name: /s/ Erin Laffrenzen
Title: Compliance Analyst
Date: 2/23/04




SCHEDULE B
1.
2.
3.
4.
5.
6.
RULE 10f-3 REPORT FORM
Record of Securities Purchased
Under the Optimum Fund Trust's Rule 10f-3
Procedures
Name of Fund:
LPL Fixed Income Fund
Name of Issuer:
MBNAS 1.24
Underwriter from whom purchased:
Merrill Lynch
Affiliated Underwriter managing or participating in
underwriting syndicate:
DBSI
Aggregate principal amount of purchase by all
investment companies advised by the Adviser:
25.000,000
Aggregate principal amount of offering:
7. Purchase price (net of fees and expenses):
600,000,000
100
8. Offering price at close of first day on which any
sales were made:
9.
Date of Purchase:
2/10/04
1 0. Date offering commenced:
2/10/04
100
I 1. Commission, spread or profit:
..30
%
$ 3.00
/ share
12. I-lave the following conditions been satisfied?
Yes
a.
The securities are:
part of an issue registered under the Securities Act of
1933 which is being offered to the public;   -
Y
part of an issue of Government Securities;
Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?
(See Rule I Of-3 Procedures for definitions of defined terms used herein.)
No



b.
C.
d.
C.
f
(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

The underwriting was a firm commitment
underwriting?
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?
The issuer of the securities, except for Eligible
Municipal Securities, and its predecessors has been in continuous operation for not less than three years?
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed
25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible
Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?
N
Y
Y
Y



9.
h.
(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR
(2) With respect to the purchase of Eligible Municipal
Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC
Form N-SAR and quarterly reports to
the Trust's Board of Trustees?
Y
Y
I have submitted these answers and completed this form based on all available information.
Name:
Title:
Date:
James Ndiaye(@_
VP
5/19/04



SCHEDULE B
1.
2.
3.
RULE 10f-3 REPORT FORM
Record of Securities Purchased
Under the Optimum Fund Trust's Rule 10f-3
Procedures
Name of Fund:
LPL Fixed Income Fund
Name of Issuer:
Goldman Sachs
Underwriter from whom purchased:
Goldman Sachs-
4. Affiliated Underwriter managing or participating in
underwriting syndicate:
DBST
S.
6.
7.
Aggregate principal amount of purchase by all
investment companies advised by the Adviser:
45,000,000
Aggregate principal amount of offering:
2,750,000,000
Purchase price (net of fees and expenses):
100
8. Offering price at close of first day on which any sales were made:
9. Date of Purchase:
2/12/04
10. Date offering commenced:
2/12/04
1. Commission, spread or profit:
1.00                    %
$ 10
12. Have the following conditions been satisfied?
a.
The securities are:
part of an issue registered under the Securities Act of 1933 which is being offered to the public;
part of an issue of Government Securities;
Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?
(See Rule I Of-3 Procedures for definitions of defined terms used herein.)
-100
/ share
Yes
Y
No



b.
C.
d.
e.
f
(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
The underwriting was a firm commitment
underwriting?
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?
The issuer of the securities, except for Eligible
Municipal Securities, and its predecessors has been in continuous operation for not less than three years?
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed
25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible
Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering?
N
-Y-
Y
Y
Y



g.
h.
(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR
(2) With respect to the purchase of Eligible Municipal
Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC
Form N-SAR and quarterly reports to
the Trust's Board of Trustees?
-Y-
Y
I have submitted these answers and completed this form based on all available information.

Name:
Title:
Date:
VP
5/19/04



SCHEDULE B
RULE 10f-3 REPORT FORM
Record of Securities Purchased
Under the Optimum Fund Trust's Rule 10f-3
Procedures
1.Name of Fund:
LPL Fixed Income Fund

2.Name of Issuer:
PG&E 6.05

3.Underwriter from whom purchased:
Lehman

4.Affiliated Underwriter managing or participating in underwriting syndicate: DBSI

5. Aggregate principal amount of purchase by all
investment companies advised by the Adviser:
74,634,000

6. Aggregate principal amount of offering: 2,985,360

7.Purchase price (net of fees and expenses): 99.512

8.Offering price at close of first day on which any sales were made: 99.512

9. Date of Purchase:
3/18/04

10. Date offering commenced:
3/18/04

11. Commission, spread or profit:   .50 %   $5.00   / share

12. Have the following conditions been satisfied?
a. The securities are:
part of an issue registered under the Securities Act of 1933 which is being offered to the public; Y part of an issue of Government Securities;
Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR sold in an Eligible Rule 144A Offering?
(See Rule I Of-3 Procedures for definitions of defined terms used herein.)
No

b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates? N

c. The underwriting was a firm commitment underwriting? Y

d. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? Y

e. The issuer of the securities, except for Eligible
Municipal Securities, and its predecessors has been in continuous operation for not less than three years?

f. (1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed
25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible
Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii) The principal amount of the offering of such class in any concurrent public offering? Y

g. (1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR
(2) With respect to the purchase of Eligible Municipal
Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter? Y

h. Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC
Form N-SAR and quarterly reports to
the Trust's Board of Trustees? Y


I have submitted these answers and completed this form based on all available information.
Name: James Ndiaye
Title: VP
Date: 5/19/04